Exhibit 10.1

                                    DON FUCHS
                           Certified Public Accountant
                                370 Brook Avenue
                            Passaic, New Jersey 07055
                                 (973) 777-9895


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


The Board of Directors
Domestic Fundings, Inc.


     I consent to the use in the Registration Statement on Form 10- SB of my report dated June 14, 2000, relating to the audited financial statements of Domestic Fundings, Inc. and any reference to my firm under the caption "Experts" in the Registration Statement.



                                    DON FUCHS
                           CERTIFIED PUBLIC ACCOUNTANT


June 19, 2000


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